Capital Disclosures (Tables)	12 Months Ended
Dec. 31, 2019
Capital Disclosures [Abstract]
Schedule of company's capital

The Company’s capital at the end of the year was as follows:

As at December 31,	2019	2018
Shareholders’ equity (excluding reserves)	$1,185,950	$997,307
Debt financing (excluding deferred financing costs and prepayment options (December 31, 2018 – deferred financing costs, prepayment option, interest rate floor and net gain on repricing/repayment))	$3,713,192	$3,853,883